SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 August 7, 1997
                        --------------------------------
                        (Date of earliest event reported)


                       New England Community Bancorp, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)

            0-14550                                      06-1116165
    -----------------------                   ---------------------------------
    (Commission File Number)                  (IRS Employer Identification No.)

        Post Office Box 130, Old Windsor Mall, Windsor, Connecticut 06095
                    ----------------------------------------
                    (Address of principal executive offices)

                                 (860) 610-3600
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

Form 8-K, Current Report
New England Community Bancorp, Inc.
Commission File No. 0-14550

Item 2. Acquisition or Disposition of Assets.

Pursuant to the terms of the Plan and Agreement of Reorganization (the "Agreement"), dated February 25, 1997, by and among New England Community Bancorp, Inc. ("NECB"), NECB's Connecticut banking subsidiary, New England Bank & Trust Company ("NEBT"), and First Bank of West Hartford ("FBWH"), a Connecticut charted commercial bank, on Thursday, August 7, 1997 (the "Effective Time"), NECB acquired all of the issued and outstanding common stock, $0.01 par value, of FBWH ("FBWH Common Stock").

At the Effective Time, each share of FBWH Common Stock outstanding immediately prior to the Effective Time (excluding shares held by NECB) was converted into the right to receive 0.62 shares of common stock, $0.10 par value, of NECB ("NECB Common Stock") (the "Per Share Consideration"). Each share of FBWH Common Stock which was beneficially owned by NECB prior to the Effective Time will be canceled and retired and no right to receive the Per Share Consideration shall arise with respect thereto.

Stock options which, as of the Effective Time, were outstanding and fully vested and exercisable as to all of the shares of FBWH Common Stock that are subject to such option (including options that become exercisable as a result of the transaction contemplated by the Agreement) (each, a "Vested Stock Option") shall be converted at the Effective Time into NECB Common Stock in accordance with a formula set forth in the Agreement, to the extent permitted under the FBWH Stock Option Plans and the Agreement pursuant to which such Vested Stock Options were granted.

At the Effective Time, FBWH was merged with and into NEBT.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

          (a) It is impracticable to provide in this filing the financial statements required by this item. Such statements will be provided on or before October 21, 1997.

          (b) It is impracticable to provide in this filing the pro forma financial information required by this item. Such information will be provided on or before October 21, 1997.

          (c)  Exhibits

               Exhibit No.                Description
               ----------                 -----------
                     2                    Plan and Agreement of Reorganization,
                                          dated February 25, 1997 (Incorporated
                                          by reference to Appendix A to NECB's
                                          registration statement on Form S-4,
                                          File No. 333-30177

                     99                   Press release dated August 7, 1997.

                                            New England Community Bancorp, Inc.

Date:  August 15, 1997                   By:  /s/ Anson C. Hall
                                              -----------------
                                              Anson C. Hall
                                              Vice President and Treasurer
                                              (principal financial officer)

                                  Exhibit Index

           Exhibit No.              Description                            Page
           ----------               -----------                            ----
               2                    Plan and Agreement of Reorganization,
                                    dated February 25, 1997 (Incorporated
                                    by reference to appendix A to NECB's
                                    registration statement on Form S-4,
                                    File No. 333-30177

               99                   Press release dated August 7, 1997